4 th Quarter 2012 Earnings Conference Call January 17, 2013 Exhibit 99.2

Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-
interest income and expense related activities; (6) residential mortgage and secondary market activity; (7)
changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquisitions; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

2012 Results
Overview / 2012 vs. 2011
Operating earnings grew 10% to $254 million
Operating EPS grew 14% to $0.75
Operating return on average assets was 90 basis points, up 1 basis point
Operating return on average tangible equity was 8.5%, up 130 basis points
Efficiency ratio improved to 62.4% from 64.0%
Asset quality remained strong
NPAs as a percentage of originated loans, REO and repossessed assets improved to 1.48%
NCOs to average loans remained low at 21 basis points
Dividend yield of 5% in 2012*
* Using average stock price in 2012

3 Balance Sheet Performance 2011 - 2012 $20.4 $21.7 2011 2012 Loans ($BN) 7% $20.8 $21.8 2011 2012 Deposits ($BN) 4%

64.0%
62.4%
2011 2012
Income Statement Performance
2011 - 2012
$913
$929
2011 2012
Net Interest Income ($MM)
$1,221
$1,243
2011 2012
Revenue ($MM)
Efficiency Ratio (%)
$0.66
$0.75
2011 2012
Operating EPS

2013 Goals
Execution Driving Performance
Grow loans in the high single digits to mid-teens
Continued momentum from current initiatives combined with slower run-off from the acquired loan portfolio
Increase deposits in the mid single digits
Net interest income target range of $900 to $940 million
Implies net interest margin in the 3.30-3.40% range
Fee income growth in the mid single digits
Full year operating expense target range of $815 to $825 million
Maintain a fortress balance sheet with continued excellent credit quality and strong capital levels

Fourth Quarter 2012 Results
Overview / 4Q 2012 vs. 3Q 2012
Operating earnings of $63.2 million or $0.19 per share, versus $0.19 per share in the prior quarter
Operating net interest margin of 3.63%, down 19 bps
Loan growth of $697 million, 13.3% annualized growth rate
Deposit growth of $388 million, 7.3% annualized growth rate
Non-interest income increased $2.9 million to $84.3 million
Efficiency ratio was 63.1% compared to 61.4% last quarter
Net charge-offs were 19bps in line with 18bps last quarter
Continued optimization of capital
Repurchased 4.7 million shares, or $56.3 million, at a weighted average price of $11.95 per share
Announced 10% share repurchase authorization
Issued $500 million in senior notes at a coupon of 3.65%
TCE/TA ratio decreased to 10.2% from 11.2% as we continued to efficiently deploy capital

7 Net Interest Margin (%) 4.03 3.97 3.88 3.82 3.63 4.12 3.97 3.96 3.89 3.63 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 Margin- Operating Margin- GAAP

Operating Net Interest Margin (%) - Decrease from 3Q 2012
3.82%
3.63%
(0.07%)
(0.02%)
0.03%
(0.02%)
(0.05%)
(0.04%)
(0.02%)
3Q 2012
Margin
New loan
volume
Acquired
loan
accretion
Loan
repricing/
amortization
Investments Senior Notes Danvers CD
FV Adj
Deposit
Rates/ Mix
4Q 2012
Margin

Acquired Loan Portfolio
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less Expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Expected cash flows are regularly reassessed and compared to actual cash collections
As of 12/31/2012
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs c
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition
Accretable
Yield
Non-Accretable
Difference
FinFed (2/18/10) $150.5 $11.8 $7.7 $28.2 27% $11.3
Butler (4/16/10) 60.4 22.6 13.7 8.0 171% 7.9
RiverBank (11/30/10) 237.8 98.2 10.5 22.9 46% 4.5
Smithtown (11/30/10) 768.5 428.6 117.3 74.7 157% 126.1
Danvers (7/1/11) 1,020.9 329.0 18.6 47.8 39% 17.5
Total $2,238.1 $890.2 $167.8 $181.6
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown,
$1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.

Acquired Loan Portfolio
Amortization of Original Discount on Acquired Loan Portfolio
Note:
$ in millions, except per share data
Impact on Net Interest Margin Impact on Earnings Per Share
4Q12 Total Accretion (All interest income on acquired loans) 42 Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 9.7
3Q12 Acquired Loan Portfolio Carrying Amount 2,634 4Q12 Effective Tax Rate 32%
4Q12 Acquired Loan Portfolio Carrying Amount 2,238
4Q12 Average Acquired Loan Portfolio 2,436 4Q12 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 6.6
Effective Yield on Acquired Loan Portfolio 6.86% 4Q12 Weighted Average Shares Outstanding 331.4
Weighted Average Coupon on Acquired Loan Portfolio
1
5.27%
4Q12 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio $0.02
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.59%
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 9.7
4Q12 Average Earning Assets 25,206
Add: Average unamortized loan discount
2
72
Adjusted 4Q12 Average Earning Assets 25,278
Impact on Overall Net Interest Margin (bps) 15
Operating Net Interest Margin 3.63%
Adjusted Net Interest Margin 3.48%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio
1.
Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 4.98%
2.
Represents the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio

11 Loans Linked Quarter Change (in $ millions) Annualized Linked QTD change 13.3% 1,075 (396) 18 21,040 21,737 Sep 30, 2012 Commercial Banking Retail Acquired Dec 31, 2012

Deposits
Linked Quarter Change
(in $ millions)
Total 21,363    21,751
Commercial
Retail
Annualized linked QTD change
6.7% 8.8%
Annualized Linked QTD change- Total
7.3%
15,742
16,006
5,745 5,621
264
124
Sep 30, 2012 Retail Commercial Dec 31, 2012

Non-Interest Income
Linked Quarter Change
(in $ millions)
81.4
84.3
(1.6)
(2.8)
0.8
0.3
0.7
2.7
2.8
3Q 2012 Insurance Bank
Service
Charges
Gain on
Loan Sales
Loan
Prepayment
Fees
Gain on
Branch Sale
Trust &
Brokerage
Fees
Other 4Q 2012

Non-Operating
Operating
Total
Non-Interest Expense
Linked Quarter Change
(in $ millions)
208.9 207.4
(0.3)
205.7
(2.4)
(1.8)
1.9
1.5
(0.4)
204.5
2.9
3.2
3Q 2012 Non-
Operating
REO
Expense
Vesting-
Initial
RRP/SOP
Grant
Occupancy
& Equip
Prof &
Outside Svc
Other 4Q 2012

0.9
63.1
(0.4)
(0.4)
0.8
1.4
(0.6)
61.4
3Q 2012 Acquired
Loan
Accretion
Cost
Recovery
Income
Other net
interest
income
Non
interest
income
Operating
expense
REO/
Gains/
other adjs
4Q 2012
Efficiency Ratio (%)
Linked Quarter Change
Notes:
1. Expense items classified as “other” and deducted from non-interest expense for purposes of calculating the efficiency ratio include, as applicable, certain franchise taxes, REO expenses, contract termination costs and non-recurring expenses
Revenue items classified as “other” and added to (deducted from) total revenues for purposes of calculating the efficiency ratio include, as applicable, asset write-offs and gains associated with the sale of branch locations
1

Efficiency Ratio (%)
Since 1Q 2010
76.1%
73.1%
72.4%
71.9%
66.0%
65.5%
62.4%
62.3%
63.6%
61.5%
61.4%
63.1%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012

1.59
1.48
1.98
2.70
1.00
2.00
3.00
4.00
1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
PBCT Peer Group Median Top 50 Banks by Assets
Since 1Q 2010
Asset Quality
NPAs / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings

Since 1Q 2010
0.18 0.19
0.41
0.59
0.00
0.50
1.00
1.50
2.00
1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
PBCT Peer Group Median Top 50 Banks
Asset Quality
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings

Allowance for Loan Losses
Originated Portfolio Coverage Detail
(in $ millions)
1.20%
1.13%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Commercial
Banking
1.54%
0.36%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $157.5 million
95% of Commercial NPLs
Retail ALLL - $20.0 million
23% of Retail NPLs
Total ALLL - $177.5 million
70% of Total NPLs
1.30%
0.91%
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Total

Loans Deposits
Growing Future Earnings Per Share
Loans and Deposits per Share
$65.59
$14
$15
$16
$17
$18
$19
$20
$21
$22
$23
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
$40
$45
$50
$55
$60
$65
$70
Gross Loans ($BN) Loans per Share
$65.64
$14
$15
$16
$17
$18
$19
$20
$21
$22
$23
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
$40
$45
$50
$55
$60
$65
$70
Deposits ($BN) Deposits per Share

Operating ROAA Progress
Since 1Q 2010
0.60%
0.57%
0.48%
0.61%
0.85%
0.90%
0.96%
0.84%
0.86%
0.97%
0.91%
0.87%
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012

22 Operating ROATE Progress Since 1Q 2010 3.5% 3.4% 2.9% 4.0% 6.4% 6.9% 7.8% 7.2% 7.8% 8.9% 8.6% 8.6% 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012

23 Operating Dividend Payout Ratio Since 1Q 2010 175% 180% 209% 157% 104% 98% 87% 96% 93% 82% 84% 85% 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012

Capital Ratios
Since 1Q 2010
1Q 2010 1Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
People’s United Financial
Tang. Com. Equity/Tang. Assets 18.7% 13.9% 11.7% 11.4% 11.2% 10.2%
Leverage Ratio
1, 5
19.2% 14.5% 12.1% 11.8% 11.5% 10.6%
Tier 1 Common
2
23.1% 17.1% 13.9% 13.6% 13.6% 12.7%
Tier 1 Risk-Based Capital
3, 5
23.9% 17.9% 14.4% 14.1% 14.1% 13.2%
Total Risk-Based Capital
4, 5
25.6% 19.4% 16.0% 15.6% 15.6% 14.7%
People’s United Bank
Leverage Ratio
1, 5
12.3% 11.4% 11.0% 10.9% 10.8% 9.8%
Tier 1 Risk-Based Capital
3, 5
15.4% 13.9% 13.1% 13.0% 13.2% 12.2%
Total Risk-Based Capital
4,5
16.3% 14.8% 14.0% 14.0% 14.1% 13.1%
Notes:
1.
Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2.
Tier 1 Common represents total stockholder’s equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets
3.
Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4.
Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5.
Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%

Summary
Sustainable Competitive Advantage
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Improving profitability
Returning capital to shareholders
Strong capital base as evidenced by robust Tier 1 Risk-Based and Tier 1
Common ratios

Appendix

For 3Q 2012 we were more than twice as asset sensitive as the estimated median of our peer group
Currently for an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$48MM on an annualized basis
Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener
(short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)
Notes:
1. Analysis is as of 9/30/12 filings
2. Data as of 9/30/12 SEC filings; where exact +100bps shock up scenario data was not provided, PBCT interpolated based on data disclosed
3. Data as of 9/30/12 SEC filings; where exact +200bps shock up scenario data was not provided, PBCT interpolated based on data disclosed
Current Asset Sensitivity
Net Interest Income at Risk
1
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps
2
-3.6% 6.7% 2.7% 2.8x
Shock Up
200bps
3
-6.2% 13.4% 4.5% 3.4x

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com